UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

Vision Sensing Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40983	87-2323481
(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (786) 633-2520

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On November 3, 2021, Vision Sensing Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated November 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) (the “Trust Agreement”). A form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-259766) for the Offering.

On May 1, 2023, at 9:00 a.m. ET, the Company held a virtual special meeting of its stockholders at https://www.cstproxy.com/visionsensing/2023, pursuant to due notice. At the special meeting, Company stockholders entitle to vote at the special meeting cast their votes and approved the Trust Amendment Proposal, pursuant to which the Trust Agreement was amended to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from May 3, 2023 to November 3, 2023 (or such earlier date after May 3, 2023, as determined by the VSAC Board).

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

As described in Item 5.03 below, the stockholders of the Company approved the First Amendment to the Amended and Restated Certificate of Incorporation of the Company at the May 1, 2023, special meeting, and the Company subsequently filed the First Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Item 5.03.	Articles of Incorporation or Bylaws.

The stockholders of the Company approved the First Amendment to the Amended and Restated Certificate of Incorporation of the Company at the May 1, 2023, special meeting, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was closed on November 3, 2021 (the “IPO”) from May 3, 2023 (the “Termination Date”) by up to six (6) one-month extensions to November 3, 2023 (the “Extension Amendment Proposal”).

Following receipt of stockholder approval of the Extension Amendment Proposal, the Company filed the First Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The foregoing summary is qualified by the full text of the First Amendment to the Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 1, 2023, at 9:00 a.m. ET, the Company held a virtual special meeting of its stockholders at https://www.cstproxy.com/visionsensing/2023, pursuant to due notice. On the record date of March 28, 2023, the Company had 13,122,700 shares entitled to vote at the special meeting. At the special meeting, holders of the Company’s common stock (the “Stockholders”) voted on two of the three proposals presented, each as described in the proxy statement/prospectus dated April 10, 2023, and cast their votes as described below:

Proposal 1- Extension Amendment Proposal

The Stockholders approved the Extension Amendment Proposal, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was closed on November 3, 2021 (the “IPO”) from May 3, 2023 (the “Termination Date”) by up to six (6) one-month extensions to November 3, 2023. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,316,246 (78.61%)	1,243,556 (9.8%)	0	N/A

Proposal 2 - Trust Amendment Proposal

The Stockholders approved the Trust Amendment Proposal, pursuant to which the Investment Management Trust Agreement (the “Trust Agreement”), dated November 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), was amended to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from May 3, 2023 to November 3, 2023 (or such earlier date after May 3, 2023, as determined by the VSAC Board). The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,316,246 (78.61%)	1,243,556 (9.8%)	0	N/A

Proposal 3 – Adjournment Proposal

The third proposal to adjourn the Stockholder Meeting (the “Adjournment Proposal”), was not presented at the Stockholders Meeting since the Extension Amendment Proposal and the Trust Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01	Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal and the Trust Amendment Proposal at the special meeting, holders of 8,507,492 shares of Class A Common Stock exercised their right to redeem those shares.

Deposit of Extension Funds

In connection with approval of the Extension Amendment Proposal and the Trust Amendment Proposal, Vision Sensing LLC, the Company’s sponsor, caused $0.045 per outstanding share of the Company’s Class A Common Stock, giving effect to the redemptions disclosed above, or approximately $72,563, to be deposited in the Trust Account in connection with the exercise of the first monthly extension of the Extended Date to June 3, 2023.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.1	First Amendment to the Amended and Restated Certificate of Incorporation.
10.1	Amendment No. 1 to Investment Management Trust Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

Date: May 1, 2023	By:	/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer